Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated December 17, 2014

to

Prospectus dated February 19, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated February 19, 2014, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest in shares of our common stock.

Decrease in Public Offering Price

On December 16, 2014, we decreased our public offering price from $10.00 per share to $9.85 per share. This decrease in the public offering price was effective as of our December 17, 2014 weekly closing and first applied to subscriptions received from December 10, 2014 through December 16, 2014. In accordance with our share pricing policy, our board of directors determined that a reduction in the public offering price per share was warranted following a decline in our net asset value per share to an amount more than 2.5% below our then-current net offering price.